UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 17, 2022

MultiPlan Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue
New York, New York 10003
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Warrants	MPLN.W	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, “we,” “us,” “our,” “MultiPlan” and the “Company” refer to MultiPlan Corporation, a Delaware corporation, and its consolidated subsidiaries.

Item 7.01    Regulation FD Disclosure.

On November 17, 2022, the Company issued a press release to announce that it and certain current and former directors have entered into a settlement agreement to resolve the Delaware Action (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Item 8.01    Other Events.

As previously disclosed in the Company’s Securities and Exchange Commission filings on March 25, 2021 and April 9, 2021, a consolidated lawsuit captioned In Re MultiPlan Corp. Stockholders Litigation, C.A. No. 2021-0300-LWW (Del. Ch.) (the “Delaware Action”) has been proceeding in the Delaware Court of Chancery related to the October 8, 2020 transactions (the “business combination”) between Churchill Capital Corp III (“Churchill III,” now known as MultiPlan) and Polaris Parent Corp., Polaris Investment Holdings, L.P., and certain affiliates thereof. Defendants in the lawsuit include the former directors of Churchill III as well as affiliates of Churchill III’s sponsor (collectively, the “Defendants”).

On November 17, 2022, the Company and the parties to the lawsuit entered into a settlement agreement to fully and finally resolve the Delaware Action. The settlement agreement expressly provides that the settlement does not constitute an admission by the Defendants or a finding that the claims asserted in the Delaware Action had any merit, and the Defendants continue to strongly deny the allegations of liability in the lawsuit. As provided in the settlement agreement, the Defendants do not acknowledge any wrongdoing, fault, liability or damages. In connection with the settlement, the Company and its insurers have agreed to pay $33.75 million in exchange for a broad release of all claims related to the business combination and ownership of Churchill III stock and warrants from February 19, 2020 through October 8, 2020. The settlement is being paid pursuant to the Company’s indemnification obligations and from available director and officer insurance policies.

The Delaware Action settlement is subject to court approval. The Company anticipates that settlement class members will receive notice of the proposed settlement, which will include additional information and details about the proposed settlement. The Company anticipates, subject to court approval, that the settlement will be finalized in the first half of 2023 and that, upon approval by the court, the settlement will bring to an end all pending shareholder litigation against the Company and its directors.

Forward-Looking Statements

This report includes statements that express our opinions, expectations, beliefs, and plans regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements include all matters that are not historical facts, including MultiPlan’s expectations and beliefs with respect to the merit of the allegations against the defendants, the eventual resolution of the litigation and the impact of such resolution on MultiPlan. Such forward-looking statements are based on currently available information and management’s expectations, beliefs and forecasts concerning future events impacting the business. There can be no assurance that future developments affecting our business will be those that we have anticipated.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include those disclosed in our Securities and Exchange Commission filings from time to time, including, without limitation, those factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022; and other factors beyond our control. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results or outcomes may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are included in this Form 8-K:

99.1	Press Release, dated November 17, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).
EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated November 17, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 18, 2022

                                MultiPlan Corporation

                                By:     /s/ James M. Head
                                Name:    James M. Head
                                Title:    Executive Vice President and Chief Financial
Officer